Exhibit 10.35

Napo Pharmaceuticals, Inc.
201 Mission Street, Suite 2375
San Francisco, CA 94105

August 28, 2017

VIA ELECTRONIC MAIL

Dorsar Investment Company

Alco Investment Company

Two Daughters LLC

Dear All:

Reference is hereby made to that certain Debt and Warrant Settlement Agreement, dated March 31, 2017 (the “Settlement Agreement”), by and among Dorsar Investment Company (together with all affiliates, collectively referred to herein as “Dorsar”), Alco Investment Company (“Alco”), Two Daughters LLC (“Two Daughters” and, together with Dorsar and Alco, collectively, the “Feinberg Parties” and each, individually, a “Feinberg Party”), and Napo Pharmaceuticals, Inc. (“Napo”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Settlement Agreement.

The parties have agreed to extend the Filing Date set forth in the Settlement Agreement until October 20, 2017, and this letter agreement (the “Letter Agreement”) shall serve as an amendment to the Settlement Agreement and as written evidence of the mutual agreement among the parties to extend the Filing Date.

1.              Settlement Agreement Amendment.  Accordingly, Napo and the Feinberg Parties hereby agree that Section 8.a of the Settlement Agreement is hereby deleted in its entirety and replaced as follows:

“a.  No later than October 20, 2017 (the “Filing Date”), Jaguar shall prepare and file with the Securities and Exchange Commission (the “Commission”), a Registration Statement on Form S-3 (or such other form available) covering the public resale of the Debt Settlement Securities and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and use reasonable best efforts to have the Registration Statement declared effective under the Securities Act as soon as possible thereafter (the “Effectiveness Date”). Jaguar shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.”

2.              Miscellaneous.

a.  Effectiveness.  From and after the date hereof, all references to the Settlement Agreement shall mean the Settlement Agreement as amended by this Letter Agreement.

b.  Other Provisions Unaffected.  Except as modified by this Letter Agreement, the Settlement Agreement is unchanged and shall continue in full force and effect in accordance with the provisions thereof.

c.  Amendments.  The provisions of this Letter Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given, except by the written consent of all parties hereto.

[Signature page follows]

Very truly yours,

NAPO PHARMACEUTICALS, INC.

		By:	/s/ Lisa A. Conte
		Name:	Lisa A. Conte
		Title:	President & CEO

FEINBERG PARTIES:

DORSAR INVESTMENT COMPANY

By:	/s/ William Feinberg
Name:	William Feinberg
Title:	President, Dorsar Investment
Management, GP of

ALCO INVESTMENT COMPANY

By:	/s/ Douglas C. Rosen
Name:	Douglas C. Rosen
Title:	Secretary

TWO DAUGHTERS LLC

By:	/s/ Craig E. Tall
Name:	Craig E. Tall
Title:	Manager